Exhibit 10.3

JOINDER TO

REGISTRATION RIGHTS AGREEMENT

The undersigned hereby agrees to become a party to the Registration Rights Agreement, dated as of September 25, 2025, by and among American Exceptionalism Acquisition Corp. A, a Cayman Islands exempted company, AEXA Sponsor LLC, a Cayman Islands limited liability company and the other parties thereto (together with the Sponsor, the “Holders” and, each, a “Holder”) (as amended from time to time, the “Agreement”), hereby accepts and agrees to be subject to, and comply with the terms, conditions and provisions of, the Agreement as a Holder thereunder, and shall be entitled to the rights and benefits and subject to the duties and obligations of a Holder thereunder.

Date: September 1, 2026

[Signature page follows]

DIRECTOR:

By:	/s/ Michael Teng
Name: Michael Teng

[Signature Page to Joinder to Registration Rights Agreement]

THE COMPANY:

AMERICAN EXCEPTIONALISM CORP. A

By:	/s/ Steven Trieu
Name: Steven Trieu
Title: Chief Executive Officer

THE SPONSOR:

AEXA SPONSOR LLC A

By:	/s/ Steven Trieu
Name: Steven Trieu
Title: Chief Executive Officer

[Signature Page to Joinder to Registration Rights Agreement]